EXHIBIT 10.25

INDEX TO SHOPPING CENTER LEASE

BOCARAY PLAZA

ARTICLE I - GRANT AND TERM

Page

Section 1.00 Basic Provisions and Definitions

 1

Section 1.01 Leased Premises

 2

Section 1.02 Use of Additional Areas

2

 2

Section 1.03 Commencement and Ending Date of Term

2

Section 1.04 Length of Term

'

  2

Section 1.05 Failure of Tenant lo Open

 2

Section 1.06 Excuse of Owners Performance

 2

ARTICLE II - RENT

Section 2.01 Minimum Rent

3

Section 2.02 Percentage Rent

 3

Section 2.03 Gross Receipts Defined

 3

Section 2.04 Taxes

 4

Section 2.05 Additional Rent

 4

Section 2.06 Past Due Rent and Additional Rent

4

Section 2.07 Security

 4

ARTICLE ill - RECORDS AND BOOKS OF ACCOUNT

Section 3.01 Tenant's Records

 5

Section 3.02 Reports by Tenant

 5

ARTICLE IV - AUDIT

Section 4.01 Right to Examine Books

.5

Section 4.02 Audit

 5

ARTICLE V - CONSTRUCTION. ALTERATION RELOCATION AND FINANCING OF IMPROVEMENTS AND ADDITIONS THERETO

Section 5.01 Owners Obligation

 5

Section 5.02 Parking Facilities

 6

Section 5.03 Changes and Additions to Building

 6

Section 5.04 Right to Relocate

 6

Section 5.05 Completion Dale; Cancellation

6

ARTICLE VI - CONDUCT OF BUSINESS DY TENANT

Section 6.01 Use of Premises

 6

Section 6.02 Operation of Business

 6

Section 6.03 Competition

 7

ARTICLE VII - OPERATION OF CONSESSIONS

Section 7.01 Consent of Owner

7

ARTICLE VIII - SECURITY DEPOSIT

Section 8 01 Amount of Deposit

 7

Section 0.02 Use and Return of Deposit

7

Section 8.03 Transfer al Deposit

 7

ARTICLE IX - PARKING AND COMMON USE AREAS AND FACIUTIES

Section 9 01 Control of Common Areas by Owner

 7

Section 9.02 License

 8

ARTICLE X - COST OF MAINTENANCE OF

COMMON AREAS

Section 10.01 Cost of Maintenance of Common Areas

8

ARTICLE XI - SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS

Section 11.01 Installation by Tenant

 9

Section 11.02 Removal and Restoration by Tenant

 9

Section 11.03 Tenant Shall Discharge All Liens

 9

Section 11.04 Signs

 9

ARTICLE XII - MAINTENANCE OF LEASED PREMISES

Section 12.01 Maintenance by Tenant

 9

Section 12.02 Maintenance by Owner

 9

Section 12.03 Surrender of Premises

 9

Section 12.04 Rules and Regulations

 10

ARTICLE XIII - INSURANCE AND INDEMNITY

Section 13 01 Liability Insurance

 10

Section 13.02 Increase in Fire Insurance Premium

 10

Section 13.03 Indemnification of Owner

 10

Section 13.04 Plate Glass

 10

ARTICLE XIV - UTILITIES

Page

Section 14.01 Utility Charges

 10

ARTICLE XV - OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

Section 15 Al Offset Statement

 11

Section 15.02 Attornment

11

Section 15.03 Subordination

 11

Section 15.04 Attorney-in-Fact

. 11

ARTICLE XVI - ASSIGNMENT AND SUBLETTING

Section 16_01 Consent Required

 11

Section 16.02 Corporate Ownership

 11

ARTICLE XVII - WASTE, GOVERNMENTAL REGULATIONS

Section 17.01 Waste or Nuisance

 12

Section 17.02 Government Regulations

 12

ARTICLE XVIII - ADVERTISING AND MERCHANTS' ASSOCIATION

Section 18.01 Merchants' Association

 12

Section 18.02 Change of Name

 12

Section 18.03 Solicitation of Business

 12

ATICLE XIX - DESTRUCTION OF LEASED PREMISES

Section 19.01 Total or Partial Destruction

 12

Section 19.02 Partial Destruction of Shopping Cantor

 13

ARTICLE XX - EMINENT DOMAIN

Section 20 01 Total Condemnation of Leased Premises

 13

Section 20.02 Partial Condemnation

 13

Section 20.03 Total Condemnation of Parking Area

 13

Section 20 04 Owner's Damages

 13

Section 20.05 Tenant's Damages

 13

Section 20.06 Condemnation of Less than a Fee

 13

ARTICLE XXI - DEFAULT OF THE TENANT

Section 21.01 Right to Re-enter

 14

Section 21.02 Right to Relet

 14

Section 21.03 Legal Expenses

 14

Section 21.04 Waiver of Jury Trial and Counterclaims

 15

Section 21.05 Waiver of Rights lo Redemption

 15

ARTICLE XXII - ACCESS BY OWNER

Section 22.01 Right of Entry

 15

Section 2202 Excavation

15

ARTICLE XXIII - TENANT'S PROPERTY

Section 23 01 Taxes on Leasehold

15

Section 23.02 (Toss and Damage

 15

Section 23.03 Notice by Tenant

 15

ARTICLE XXIV HOLDING OVER, SUCCESSORS

Section 24.01 Holding Over

 15

Section 24.02 Successors

 16

ARTICLE XXV - QUIET ENJOYMENT

Section 25 01 Owner's Covenant

 16

ARTICLE XXVI – MISCELLANEOUS

Section 26 01 Waiver

16

Section 26.02 Accord and Satisfaction

16

Section 26.03 Entire Agreement

16

Section 26.04 No Partnership

16

Section 26.05 Force Majeure

16

Section 26.06 Notice

17

Section 26.07 Captions and Section Numbers

17

Section 26.08 Tenant Defined, Use of Pronoun

17

Section 26 09 Broker's Commission

17

Section 26.10 Partial Invalidity

17

Section 26.11 No Option

17

Section 26.12 Recording

 17

Section 26 13 Outside Displays

 17

Section 26.14 Exculpation

 17

ARTICLE XXVII - RULES AND REGULATIONS

Section 27.01 Rules and Regulations

18

SIGNATURE PAGE

 19

ADDENDUM A

 20

SIGNATURE PAGE

 21

EXHIBIT "A"

 22

EXHIBIT "B"

 23

EXHIBIT "C"

 24

EXHIBIT “D”

25

EXHIBIT "E"

27

EXHIBIT “E1”

 29

EXHIBIT “F”

30

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SHOPPING CENTER LEASE

FOR

BOCARAY PLAZA

THIS INDENTURE OF LEASE by and between   BRP PROPERTIES, A FLORIDA GENERAL PARTNERSHIP (hereinafter referred to as "Owner"), and BRIGHT MOUNTAIN LLC, A FLORIDA LIMITED LIABILITY CORP.,  (hereinafter referred to as "Tenant")

WITNESSETH: That as consideration of the mutual covenants and agreements herein contained, it is agreed by and between Owner and Tenant as follows.

ARTICLE I

GRANT AND TERM

Section 1.00 BASIC PROVISIONS AND DEFINITION'S. This Section 1.00 is an integral part of this lease and all of the terms hereof are Incorporated into this lease in all respects. In addition to the other provisions which are elsewhere defined in this lease, the following, whenever used in this lease, shall have the meaning set forth in this Section, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein:

(a) DATE OF LEASE:

AUGUST 15,  2014

(b) OWNER'S MAILING ADDRESS:

C/O BRINWO DEVELOPMENT CORP, 150 SOUTH UNIVERSITY DRIVE, SUITE D,

PLANTATION,  FLORIDA 33324

(c)

TENANT'S MAILING ADDRESS:

6400 CONGRESS AVE., SUITE 2250, BOCA RATON, FL 33487

(d)

GUARANTOR AND ADDRESS:

N/A

(e)

TENANTS TRADE NAME (Sec. 6.01):

BRIGHT MOUNTAIN LLC, A FLORIDA LIMITED LIABILITY CORP.

(f)

SECURITY DEPOSIT (sec. 8.01):

$3,864.81

(g)

DEMISED PREMISES (Sec. 1.01): As shown on Exhibit A.

BUILDING:  BOCA RAY PLAZA

SPACE NO: BAY  17A

FRONTAGE: approximately      20 feet

DEPTH: approximately IRREGULAR feet

GROSS LEASABLE AREA OF THE DEMISED PREMISES: approximately  2,150  square feet.

(h)

LEASE TERM (Sec. 1.04):   THREE (3) YEARS.  The commencement date of Lease Term is:  THE LEASE COMMENCEMENT DATE AND LEASE EXPIRATION DATE SHALL BE ESTABLISHED BY SEPARATE ADDENDU.

(i)

~~FIXED MINIMUM RENT (Sec. 2.01): $________~~

~~per annum for the first lease year, payable in equal Installments, in advance at the rate of $______per month, and adjusted as defined thereafter herein~~  (SEE LEASE ADDENDUM “A’)

(j) ~~PERCENTAGE RENT RATE (Sec. 2.02):~~

~~%) percent~~

(k) ~~PERCENTAGE RENT PERIOD (Sec 2 02):~~

(l) PERMITTED USE (Sec. 6.01): RETAIL / ADMINISTRATIVE OFFICES

Nothing herein shall be construed to indicate any intent upon the part of Owner to restrict the price or prices at which Tenant may sell any goods permitted to be sold under any uses specified.

(m)

TAX CHARGE: To be determined and paid in accordance with Section 2.04.

(n)

COMMON AREA CHARGE: To be determined and paid in accordance with Section 10.01.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

~~(0)  MERCHANTS' ASSOCIATION DUES OR MARKETING CHARGES: $~~

~~per annum, payable in~~

~~equal installments, in advance, at the rate of $~~

  ~~per month, subject to adjustments.~~

(p) EXHIBITS: The Exhibits attached to this lease are hereby incorporated in and made a part of this lease.

EXHIBIT A:

FLOOR PLAN (1)

EXHIBIT B:

FLOOR PLAN (2)

EXHIBIT C:

SITE PLAN

EXHIBIT D:

CONSTRUCTION PLAN

EXHIBIT E:

TENANT OUTDOOR SIGN SPECIFICATIONS

EXHIBIT E1:

TENANT SIGN LOCATION

EXHIBIT F:

HVAC MAINTNANCE PROVISIONS

(q) ADDENDA “A”

SECTION 1.01 Leased Premises.

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Owner demises and leases to the Tenant, and Tenant rents from Owner, those certain premises, now or hereafter to be erected in the BOCARAY PLAZA SHOPPING CENTER, (herein called the "Shopping Center") in DELRAY BEACH  (City) PALM BEACH (County) FLORIDA (State), which premises consist of a store having interior measurements of 20  feet in width measured from center of wall to center of wall and IRREGULAR  feet in depth measured from wall exterior to wall exterior and  containing an area of approximately 2,150 square feet, herein called the "leased premises". The boundaries and location of the leased premises are outlined in red on the site plan of the Shopping Center, which is marked Exhibit "A" attached hereto and made a part hereof.

SECTION 1.02 Use of Additional Areas.

The use and occupation by the Tenant of the leased premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, service roads, loading facilities, sidewalks and customer car parking areas, shown and depicted on Exhibit "A", and other facilities as may be designated from time to time by the Owner, subject however to the terms and conditions of this agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by the Owner. Nothing herein contained shall be construed as a grant or rental by Owner to Tenant of the roof and exterior walls of the building or buildings, of which the demised premises form a part, or of the walks and other common areas beyond the demised premises.

SECTION 1.03 Commencement and Ending Date of Term.

The term of this lease and Tenant's obligation to pay rent hereunder shall commence upon: (a) the date thirty (30) days after the day Owner, notifies Tenant in writing that the leased premises are ready for occupancy; or (b) the date on which Tenant shall open the leased premises for business to the public, whichever of said dates shall first occur. The term of this lease shall end on the last day of the consecutive full lease year as said term "lease year" is hereinafter defined.

SECTION 1.04. Length of Term

The term of this lease shall be for three (3) years following the commencement of the term as provided in Section 1.03 hereof.

The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first year shall begin on the date of commencement of the term hereof if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not, then the first lease year shall commence upon the first day of the calendar month next following the date of commencement of the term hereof. Each succeeding lease year shall commence upon the anniversary date of the first lease year.

SECTION 1.05. Failure of Tenant to Open.

In the event that the Owner notifies the Tenant that the leased premises are ready for occupancy as herein defined and the Tenant fails to take possession and to open the leased premises for business fully fixtured, stocked and staffed within the time herein provided, then the Owner shall have in addition to any and all remedies herein provided the right at its option to collect the minimum rent herein provided.

SECTION 1.06. Excuse of Owner's Performance.

Any thing in this agreement to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of the Owner, the Owner shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this lease if same shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through Act of God or other cause beyond the control of the Owner.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

ARTICLE II

RENT

SECTION 2.01. Minimum Rent. (SEE LEASE ADDENDUM “A”)

Tenant agrees to pay to Owner at the office of Owner, or at such other place designated by Owner, without any prior demand therefore and without any deduction or set-off whatsoever, and as fixed minimum rent; ~~an aggregate of $______   payable as follows:~~

~~(a)~~

~~The sum of $___________in advance upon the first day of each calendar month of (each lease year) (the first through the _______________lease year inclusive); and~~

~~(b)~~

~~The sum of $___________in advance upon the first day of each calendar month of the _____________lease year through the ___________ lease year inclusive; and~~

~~(c)~~

~~The sum of $ __________ in advance upon the first day of each calendar month for the _________________ lease year through the __________________lease year inclusive.~~

If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term, a pro-rata portion of the fixed monthly rent described in the foregoing clause (a) prorated on a per diem basis with respect to the fractional calendar month preceding the commencement of the first lease year hereof.

SECTION 2.02. Percentage Rent.

~~(a)~~

~~In addition to the fixed minimum rent aforesaid, Tenant agrees to pay to Owner, in the manner and upon the conditions and at the time hereinafter set forth during each lease year, and as percentage rent hereunder, a sum equivalent to the amount, if any, by which per cent (  %) of the gross receipts, as hereinafter defined, exceeds the fixed minimum rent payable during a lease year. Said percentage rent shall be payable as hereinafter provided al the office of Owner or at such other place as Owner may designate without any prior demand therefore and, expect as provided in clause (b) of this section, without any set-off or deduction whatsoever.~~

~~(b)~~

~~Said percentage rent shall be paid annually. The first payment of percentage rent shall be paid on or before the thirtieth (30th) day after the last day of the first lease year of the term hereof, and another payment of percentage rent shall be paid on or before the thirtieth day after the end of each successive year thereafter. The amount of each payment of percentage rent shall be equal to the amount, if any, by which the percentage (described in the foregoing clause (a) of this section) of the gross receipts for the immediately preceding year exceeds the fixed minimum rent for a lease year. If, at the end of any lease year, the total amount of rent paid by Tenant exceeds the total amount of fixed and percentage rent required to be paid by Tenant during such lease year. Tenant shall receive a credit equivalent to such excess which shall be refunded to Tenant within thirty (30) days following Owner's receipt of Tenant's statement of Gross Sales covering the preceding lease year.~~

~~(c)~~

~~For the purpose of computing the percentage rent hereunder with respect to the first lease year of the term hereof, the gross receipts received during the first fractional calendar month, If any, of the term hereof shall be added to the gross receipts for the first month of the first lease year of the term hereof.~~

SECTION 2.03. Gross Receipts Defined.

~~The term "gross receipt" as used herein is hereby defined to mean receipts from gross sates of Tenant and of all licensees, concessionaries and tenants of Tenant) from all business conducted upon or from the leased premises by Tenant and all others, and whether such sales be evidenced by check, credit, charge account, exchange or otherwise, and shall include. but not be limited to. the amounts received from the sale of goods, wares and merchandise and for services performed on or at the leased premises, together with the amount of all orders taken or received at the leased premises, whether such orders be filled from the leased premises or elsewhere, and whether such sales be made by means of merchandise or other vending devices in the leased premises. II any one or more departments or other divisions of Tenant's business shall be sublet by Tenant or conducted by any person, firm or corporation other than Tenant, then there shall be included in gross receipts for the purpose of fixing the percentage rent payable hereunder all the gross sales of such departments or divisions, whether such sales be made at the leased premises or elsewhere, in the same manner and with the same effect as if the business or sales of such departments and divisions of Tenant's business had been conducted by Tenant itself. Gross sales shall not include sales of merchandise for which cash has been refunded, or allowances made on merchandise claimed to be defective or unsatisfactory, provided they shall have been included in gross sales; and there shall be deducted from gross sales the sales price of merchandise returned by customers for exchange, provided that the sales price of merchandise delivered to the customer in exchange shall be Included in gross sales. Gross receipts shall not include the amount of any sales, use or gross receipts tax imposed by federal, state, municipal or governmental authority directly on sales and collected from customers, provided that the amount thereof is added to the selling price or absorbed therein,. and paid by the Tenant to such governmental authority. No franchise or capital stock tax and no income or similar tax based upon income or profits as such shall be deducted from gross receipts in any event whatever. Each charge or sale upon Installment or credit shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Tenant shall receive payment (whether full or partial) therefore.~~

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 2.04. Taxes.

(a)

Tenant, beginning with the first Lease year, shall pay a full prorata share of the real property taxes levied and assessed against the land and Improvements of which the leased premises form a part. Without thereby waiving Tenant's liability for its entire proportionate share of such Taxes due and until Owner receives the next notice of assessment or tax bill, Tenant shall pay to Owner, monthly, in advance, as additional rent, an estimated Tax Charge for the first lease year and each subsequent lease year, as determined by Owner, as Tenant's share of such Taxes, subject to further adjustment when the amount of such Taxes shall be determined. Prior to the commencement of the term of this lease, Owner shall estimate Tenant’s Tax Charge payable on and after the date during the first lease year and shall notify Tenant of the amount thereof. If the amount of such monthly payments paid by Tenant exceeds the actual amount thereafter due, the overpayment shall be credited on Tenant's next succeeding payment. If the amount of such monthly payments paid by Tenant shall be less than the actual amount due, Tenant shall pay to Owner the difference between the amount paid by Tenant and Tenant's actual Tax Charge due. If any mortgagee or ground lessor of Owner should require real property tax escrow deposits, in advance of the due date, then Tenant shall deposit with Owner, in advance, its share of such Taxes. Any fiscal tax year or years commencing during any lease year hereof shall be deemed to correspond to such lease year, except that with respect to the first and last lease years of the term of this lease the Taxes for the then current fiscal tax year or years and the Taxes payable by Tenant shall be prorated from the commencement date and to the end of the last lease year, as to which Tenant's obligation shall survive the expiration of the term hereof. Owner shall have the right, if permitted by law, to make installment payments of any assessments levied against the Shopping Center, and in such event Tenant's Taxes shall be computed upon the installments and interest thereon paid by Owner in each lease year. Owner shall have the sole, absolute and unrestricted right, but not the obligation, to contest the validity or amount of the Taxes by Appropriate proceedings, and if Owner shall institute any such contest on its own volition, it shall have the sole, absolute and unrestricted right to settle any contest, proceeding or action upon whatever terms Owner may, in its sole discretion, determine. In the event Owner receives any refund or such Taxes (and provided Tenant is not then in default of any of the terms of this lease) Owner shall credit such proportion of such refund as shall be allocable to payment of Taxes actually made by Tenant (less costs, expenses and attorney's fees) against the next succeeding payments of Taxes due from Tenant or if received during the last lease year Owner will refund the same to Tenant within thirty (30) days following the expiration of the Lease Term. Tenant acknowledges that the calculation of the estimated Tax Charge is not a representation or warranty on the part of Owner as to the actual amount of Tenant's Tax Charge and Tenant acknowledges that Tenant has not relied thereon in any respect in entering into this lease. Tenant further acknowledges that any statement of an estimated Tax Charge provided by Owner to Tenant in accordance herewith is solely a means of convenience for administrative purposes and that the actual Tax Charge may vary substantially therefrom. Tenant's Tax Charge shall be computed and determined as a fraction of the total Taxes. The numerator of such fraction shall be the Gross Leasable Area of the Demised Premises and the denominator of such fraction shall be the Gross Leasable Area in the Shopping Center as the same may exist from time to time.

(b)

With respect to any Taxes for which Tenant is responsible hereunder, a copy of an official tax bill submitted by Owner to Tenant shall be conclusive evidence of the amount of Taxes assessed or levied, as well as the items taxed.

(c)

In the event of any dispute, Tenant shall pay the Tax Charge (or estimated Tax Charge, as the case may be) in accordance with the applicable bill or statement, and such payment shall be without prejudice to Tenant’s position. If the dispute shall be decided in the Tenant's favor, by agreement or otherwise, Owner shall pay to Tenant the amount of Tenant's overpayment resulting from compliance with such bill or statement.

(d)

Tenant shall pay, in addition to the Rent, ~~Percentage Rent~~ and Additional Rent, any Sales Tax assessed thereon.

SECTION 2.05  Additional Rent.

The Tenant shall pay as additional rent any money required to be paid pursuant to Sections 2.04, 10.01, 12.01, 12.02, 13.01,13.02, 13.04 and 14.01 and all other sums of money or charges required to be paid by Tenant under this lease whether or not the same be designated additional rent. If such amounts or charges are not paid at the time provided in this lease, they shall nevertheless, if not when due, be collected with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time same becomes due and payable hereunder. or limit any other remedy of the Owner.

SECTION 2.06 Past Due Rent and Additional Rent.

If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, or amounts or charges of the character described in Section 2.05. hereof, such unpaid amounts shall bear interest from the due date thereof to the date of

payment subject to Paragraph   4   in Lease Addendum “A”.

SECTION 2.07. Security.  SEE SECTION 8.01

~~As security for the payment of all Rent, Tenant hereby grants Owner a security interest in the following described collateral: (a) all merchandise inventory in the Leased Premises during the Term of this Lease; (b) all of Tenant's existing accounts receivable and all of Tenant's account receivable which come into existence during the Term of this Lease; (c) all of the proceeds of said inventory and accounts receivable; and (d) all equipment and other personal items placed in the Leased Premises during the Term of this Lease.~~

~~Tenant represents and warrants that no financing statement covering the collateral is on file in any public office, and at the request of Owner, Tenant will join with Owner in executing one or more financing statements pursuant to the Uniform Commercial Code, as enacted in Florida, in form satisfactory to Owner and will pay the cost of filing the same in all public offices where is deemed necessary or desirable by Owner.~~

~~Upon Default by Tenant under the terms and conditions of this Lease, or any time thereafter (such Default not having previously been cured), Owner at its option may declare the Tenant in default and shall then have all the remedies of a secured party under the laws of the State of Florida, or the state in which the Leased Premises are located, including, without limitation thereto, the right to take possession of the collateral and for that purpose Owner may enter upon the~~

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

~~Leased Premises and remove the same therefrom. Owner will give Tenant at least five (5) days prior written notice of any public sale thereof or of the date on which any private sale or any other intended disposition is to be made, and at any such private sale the Owner may purchase the collateral.~~

~~This security agreement and the security interest and collateral created hereby shall be terminated when all of the Rent and other charges becoming due during the Term of this Lease and all extensions hereof have been paid in full.~~

ARTICLE III

RECORDS AND BOOKS OF ACCOUNT

SECTION 3.01.Tenant's Records.

~~For the purpose ,b1 ascertaining the amount payable as percentage rent, Tenant agrees to prepare and keep for a period of not less than two (2) years following the end of each lease year adequate records which shall show inventories and receipts of merchandise at the leased premises, and daily receipts from all sales and other transactions on or from the leased premises by Tenant and any other persons conducting any business upon or from said premises. Tenant further agrees to keep for at least two (2) years following the end of each lease year the gross income, sales and occupation tax returns with respect to said lease years and all pertinent original sales records. Pertinent original sales records shall Include: (a) cash register tapes, including tapes from temporary registers; (b) serially numbered sales slips; (c) the originals of all mail orders at and to the leased premises; (d) the original records of all telephone orders at and to the leased premises; (e) settlement report sheets of transactions with subtenants, concessionaires and licensees; (f) the original records showing that merchandise returned by customers was purchased at the leased premises by such customers; (g) memorandum receipts or other records of merchandise taken out on approval; (h) such other sales records, if any, which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing an audit of Tenant's sales; and (i) the records specified in (a) to (h) above of sub-tenants, assignees, concessionaires, or licensees. Owner and Owner's authorized representative shall have the right to examine Tenant's records aforesaid during regular business hours~~.

'SECTION 3.02. Reports by Tenant

~~Tenant shall submit to Owner on or before the fifteenth (15th) day following each month during the term hereof (including the fifteenth (151h) day of the month following the end of the term) at the place then fixed for the payment of rent a written statement signed by Tenant, and certified by it to be true and correct showing in reasonably accurate detail, the amount of gross receipts during the preceding month and fractional month, if any, prior to the commencement of the first lease year. Tenant shall submit to the Owner on or before the thirtieth (301h) day following the end of each lease year at the place then fixed for the payment of rent together with the remittance of percentage rent, if any, a written statement signed by Tenant, and certified to be true and correct showing in reasonably accurate detail satisfactory in scope to Owner the amount of gross receipts during the preceding lease year, and duly certified by Independent certified public accountants of recognized standing, which certification shall be one which Is satisfactory to Owner In scope and substance. The statements referred to herein shall be in such form and style and contain such details and breakdowns as the Owner may reasonably determine.~~

ARTICLE IV

SECTION 4.01, Right to Examine Books.

AUDIT

~~The acceptance by the Owner of payments of percentage rent shall be without prejudice to the Owner's right to an examination of the Tenant's books and records of Its gross receipts and Inventories of merchandise at the leased premises in order to verify the amount of annual gross receipts received by the Tenant in and from the leased premises~~.

SECTION 4.02. Audit

~~At its option, Owner may cause, at any reasonable time upon.' forty-eight (48) hours prior written notice to Tenant, a complete audit to be made of Tenant's entire business affairs and records relating to the leased premises for the period covered by any statement Issued by the Tenant as above set forth. If such audit shall disclose a liability for rent to the extent of three (3%) percent or more In excess of the rentals therefore computed and paid' by Tenant for such period, Tenant shall promptly pay to Owner the cost of said audit in addition to the deficiency, which deficiency shall be payable whether or not exceeding three (3%) percent. Any information obtained by the Owner as a result of such audit shall be held in strict confidence by Owner.~~

ARTICLE V

CONSTRUCTION, ALTERATION, RELOCATION AND FINANCING
OF IMPROVEMENTS AD ADDITIONS THERETO

SECTION 5.01. Owner's Obligation.

Owner shall at its cost and expense construct the leased premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Owner or Owner's architect, incorporating in such construction all Items of work described in Exhibit "B" attached hereto and made a part hereof. Any work in addition to any of the items specifically enumerated in said Exhibit "B" shall be performed by the Tenant at its own cost and expense, provided that the written approval of the Owner be first obtained and that such improvements and alterations are done in a workmanlike manner in keeping with all building codes and regulations and in no way harm the structure of the demised premises, provided that at the expiration of this lease, or any extension thereof, Tenant, at its own expense, if requested to do so by Owner, shall restore the within demised premises to its original condition and repair any damage to the premises resulting from the installation or removal of such partitions, fixtures or equipment as may have been installed by Tenant. The Owner reserves the right before approving any such changes, additions or alterations, to require the Tenant to furnish it a good and sufficient bond conditioned that it will save Owner harmless from the payment of any claims, either by way of damages or liens. The Tenant agrees to protect, indemnify and save harmless the Owner on account of any injury to third persons

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

or property by reason of any such changes, additions or alterations, and to protect, indemnify and save harmless Owner from the payment of any claim of any kind or character on account of bills of labor or material in connection therewith. Any equipment or work other than those items specifically enumerated in said exhibit "B" which the Owner installs or constructs in the leased premises on the Tenant's behalf shall be paid for by Tenant within fifteen days after receipt of a bill therefore at cost, plus twenty (20%) percent for overhead and supervision. Owner, in its sole discretion, may require Tenant to deposit some or all of the monies to pay for the improvements set forth on Exhibit "B" prior to commencing work.

SECTION 5.02. Parking Facilities.

The Owner shall construct upon the Shopping Center site at its own cost access roads, footways and parking lots or facilities as shown on Exhibit "A".

SECTION 5.03. Changes and Additions to Buildings,

Owner hereby reserves the right at any time to make alterations or additions to and to build additional stories on the building in which the premises are contained and to build adjoining the same. Owner also reserved the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same and to construct double-deck or elevated parking facilities.

SECTION 5.04. Right to Relocate.

The purpose of the site plan attached hereto as Exhibit "A" is to show the approximate location of the leased premises. Owner reserves the right at any time to relocate the various buildings, automobile parking areas, and other common areas shown on said site plan.

SECTION 5.05. Completion Date; Cancellation.

~~If construction of said Shopping Center is not commenced on or before~~

~~or substantially completed on or before~~

  ~~the Tenant shall have as its sole remedy the option for fifteen (15) days thereafter, In each case, respectively, of cancelling this lease, in writing, and obtaining the return of the deposit, if any, delivered to Owner pursuant to Section 8.01; provided, however, that such noncompliance is not caused by strikes, acts of God, war emergencies or other causes beyond the Owner's control which shall extend the above-mentioned dates. If construction of the Shopping Center or of the demised premises is not commenced or substantially completed on the dates aforementioned, the Owner shall have the option to cancel this lease. If Tenant or Owner shall cancel this lease, as herein provided, both parties shall hereinafter be relieved of and from any further liability hereunder and neither party shall have any liability to the other by reason of such cancellation~~.

CONDUCT OF BUSINESS BY TENANT

SECTION 6.01. Use of Premises.

The premises shall be used for Retail / Administrative Offices.

Tenant shall occupy the leased premises within thirty (30) days after the date of the notice provided for in Section 1.03 hereof, and shall conduct continuously in the leased premises the business above stated. Tenant will not use or permit, or suffer the use of, the leased premises for any other business or purpose. Tenant shall not conduct catalogue sales in or from the leased premises except of merchandise which Tenant is permitted to sell "over the counter” in or at the leased premises pursuant to the provisions of this Section 6.01.

SECTION 6.02. Operation of Business.

Tenant agrees; (a) except as herein otherwise provided, to continuously and uninterruptedly occupy and use the entire Demised Premises during the Lease Term for the Permitted Use; and to conduct Tenant's business therein in a reputable manner; (b) to remain open for business during all such days, nights and hours when the Shopping Center is open for business and for such further days or additional hours (including Sundays) as may be designated by Owner or by the Merchants' Association or Marketing Director from time to time on ten (10) days prior written notice to Tenant; (c) to adequately staff its store with sufficient employees to handle the maximum business and carry sufficient stock of seasonal merchandise of such size, character and quality to accomplish the same; (d) to maintain displays of merchandise in the display windows, if any; (e) to keep the display windows and signs, if any, well lighted during such hours as Owner may require, including periods in addition to the business hours of Tenant if in Owners judgment such lighting is necessary or desirable; (f) to keep and maintain the Demised Premises and Tenant's personal property and signs therein or thereon and the exterior and interior portions of all windows, doors and all other glass or plate glass in a neat, clean, sanitary and safe condition; (g) not to place any weight upon the floors which shall exceed seventy-five (75) pounds per square foot of floor space covered; (h) not to change Tenant's Trade Name without the Owner's prior written consent; (i) in advertising undertaken directly by Tenant to use insignia, logo or other identifying mark of the Shopping Center designated by Owner in Tenant's advertising, whether printed or visual, and to make reference to the name of the Shopping Center in each instance of audio and/or visual advertising; and (j) not to conduct any auction, distress, fire or bankruptcy sale or sales or any going out of business sale or sales (whether any of same are real or fictitious).

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

Tenant shall warehouse, store and/or stock in the Premises only such goods and merchandise as Tenant intends to offer for sale in, from or upon the Premises. Tenant shall use for office, clerical or other non-selling purpose only such space in the Premises as is from time to time reasonably required for Tenant's business in the Premises.

Subject to inability by reason of strikes or labor disputes, Tenant shall conduct its business in the Premises during the entire Lease term and will keep the Premises open for business at least from 9:00 a.m. to 5:00 p.m. Monday through Friday. Tenant shall keep the display windows and signs, if any, on the Premises well lighted during the hours of 9:00 a.m. to 5:00 p.m. on all business days unless prevented by causes beyond Tenant's control.

SECTION 6.03. Competition.

-

During the term of this lease Tenant shall not directly or indirectly engage in any similar or competing business within a radius of three miles from the outside boundary of the Shopping Center. Tenant shall not perform any acts or carry on any practices which may injure the building or be a nuisance or menace to other tenants in the Shopping Center.

ARTICLE VII

OPERATION OF CONCESSIONS

SECTION 7.01. Consent of Owner.

Tenant shall not permit any business to be operated in or from the leased premises by any concessionaire or licensee without the prior written consent of Owner.

ARTICLE VIII

SECURITY DEPOSIT

SECTION 8.01. Amount of Deposit.

Tenant, contemporaneously with the execution of this lease, has deposited with Owner the sum of Three Thousand Eight Hundred Sixty Four and Eighty One/100 dollars ($3,864.81), receipt of which is hereby acknowledged by Owner and deposit shall be held by Owner, ~~without liability for interest~~, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this lease by said Tenant to be kept and performed during the term hereof. If at any time during the term of this lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Owner hereunder shall be overdue and unpaid then Owner may, at the option of Owner (but Owner shall not be required to), appropriate and apply any portion of said deposit to the payment of any such overdue rent or other sum.   The Landlord will not, pay interest on, or place security deposit in an security interest bearing account.  Security deposits on commercial leases do not earn interest and there is no interest bearing account on security deposits for commercial leases.

SECTION 8.02. Use and Return of Deposit.

In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this lease to be kept and performed by Tenant, then the Owner at its option may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate the Owner for loss or damage sustained or suffered by Owner due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Owner for the payment of overdue rent or other sums due and payable to Owner by Tenant hereunder, then Tenant shall, upon the written demand of Owner, forthwith remit to Owner a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Owner hereunder, the said deposit shall be returned in full to Tenant within ten (10) days alter the end of the term of this lease, or upon the earlier termination of this lease.

SECTION 8.03. Transfer of Deposit.

Owner may deliver the funds deposited hereunder by Tenant to the purchaser of Owner's interest in the leased premises, in the event that such interest be sold, and thereupon Owner shall be discharged from any further liability with respect to such deposit.

ARTICLE IX

PARKING AND COMMON USE AREAS AND FACILITIES

SECTION 9.01. Control or Common Areas by Owner.

All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Owner in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations and other areas and improvements provided by Owner for the general use, in common, of tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Owner, and Owner shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article. Owner shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise), with appropriate provisions for free parking ticket validating by Tenants; to close all or any portion of said areas or facilities

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

to such extent as may, in the opinion of Owner's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Owner shall determine to be 'advisable with a view to the improvement of the convenience and use thereof by Tenants, their officers, agents, employees and customers. Owner will operate and maintain the common facilities referred to above in such manner as Owner, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Owner shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities.

SECTION 9.02. License.

All common areas and facilities not within the leased premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

ARTICLE X

COST OF MAINTENANCE OF COMMON AREAS

SECTION 10.01. Cost of Maintenance of Common Areas.

(a)

Tenant agrees to pay Owner, as additional rent hereunder, in the manner provided in subdivision (b) of this Section 10.01, a proportionate share, as hereafter computed, of the Operating Costs (as hereafter defined) of maintaining the common areas in the Shopping Center. "Operating Costs" shall mean all direct and indirect total costs and expenses incurred in ~~operating,~~ maintaining and repairing the common areas, including, without limitation, the cost of all materials, supplies and services purchased or hired therefore; governmental surcharges (other than Taxes described in Section 2.04 hereof) levied upon or assessed against Owner, the Shopping Center or the parking areas, parking decks and/or garages or the parking spaces thereon; the cost and expense of landscape maintenance, ~~gardening and planting,~~ cleaning, painting ,(including striping), decorating, ~~repaving,~~ lighting, sanitary control, removal of trash, garbage and other refuse; fire protection; security devices and personnel and any other costs of policing and securing the common areas; water and sewage charges; the cost of all types of insurance carried by Owner including without limitation, public liability, personal and bodily injury and property damage liability and automobile coverage, lire and extended coverage, all risk vandalism and malicious mischief and all broad form coverages, sign insurance and any other Insurance that may be carried by Owner all in limits selected by Owner; the cost of operation of loudspeakers and any other equipment supplying music to the common areas or any parts thereof; the cost of operation of public toilets, installing and renting of signs; maintenance, repair and replacement of utility systems serving the common areas, including water, sanitary sewer and storm water lines and other utility lines, pipes and Conduits; ~~purchase~~, repair and maintenance ~~replacement~~ (~~or depreciation~~) of machinery and equipment owned and used in the operation, maintenance, security, and repair of the common areas or the rental charges for such machinery and equipment; and the cost of personnel (including applicable payroll taxes, workmen's compensation insurance and disability insurance) to implement all of the foregoing, including the policing of the common areas and the directing of traffic and parking of automobiles (including valet parking) on the parking areas thereof; ~~the cost of any recovery (by Settlement or otherwise) by any person or entity, which is not reimbursed by insurance, resulting from any accident or injury in the common areas~~; and reasonable management fees. Owner may, however, cause any or all of said services to be provided by an independent contractor. (b) Tenant's Common Area Charge shall be in an amount equal to the product obtained by multiplying the total Operating Costs paid or incurred by Owner during the first accounting period and each subsequent accounting period, as hereafter defined, by a fraction the numerator of which shall be the Gross Leasable Area of the Demised Premises and the denominator of which shall be the Gross Leasable Area In the Shopping Center determined as of the date such Operating Costs are billed to Tenant, except that if any free standing buildings (i.e. buildings located in the parking areas and not opening to the enclosed mall) in the Shopping Center make payment toward the common Operating 'Costs of the Shopping Center, then for the purpose of computing Tenant's Common Area Charge, the Gross Leasable Area of such free standing buildings shall not be included in the Gross Leasable Area in the Shopping Center, but any payments actually received by Owner from the tenants or occupants of such free standing buildings as and for their share of the Operating Costs shall be deducted from the total Operating Costs paid or incurred by Owner during the particular accounting period when such payments are received before computing Tenant's Common Area Charge for administrative purposes and that the actual charge may vary substantially therefrom; (c) As used herein, the "first accounting period" shall mean the fractional period, if any, immediately following the commencement date of the Lease Term up to and including December 31 next succeeding; and each subsequent accounting period shall comprise the twelve (12) full calendar months between the period January 1 through and including December 31 of each lease year of the Lease Term (or any other fiscal or twelve (12) month period selected by Owner). Prior to the commencement of the term of this lease, Owner shall estimate Tenant's Common Area Charge payable during the first accounting period and shall notify Tenant of the amount thereof. Tenant's share of such Operating Costs shall be payable as follows: (i) during that portion of the Lease Term falling within the first accounting period ('subject to adjustments as hereafter in Subsection (iii) set forth), Tenant shall pay Owner monthly, in advance, on the first day of each month, the estimated Common Area Charge. as determined by Owner, as an estimate of Tenant's share of such Operating Costs during such first accounting period; (ii) Tenant's Common Area Charge shall be adjusted and revised by Owner as of the end of the first and each subsequent accounting period during the Lease Term on the basis of the actual Operating Costs during the immediately preceding first or subsequent accounting period, as the case may be, plus reasonably anticipated Increases or decreases in such costs; upon Owner furnishing to Tenant a written statement setting forth such revised estimated Operating Costs and Tenant's share thereof, Tenant's share as so specified shall be the revised estimated Common Area Charge which Tenant shall pay to Owner In monthly installments, In advance, on the first day of each month until the next succeeding revision in such estimate; (iii) within ninety (90) days following the end of the first accounting period and each subsequent accounting period, Owner shall furnish Tenant a written statement covering the accounting period just expired, showing In reasonable detail a general breakdown of the total actual Operating Costs, the amount of Tenant's Common Area Charge for such

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

accounting period and the payments made by Tenant with respect to such accounting period; Tenants proportionate share of Common Area Charge is not to include any expenditures for capital improvements such as re-paving, re-landscaping property or other expenditures considered capital improvements under standard real estate practice.  if Tenant's Common Area Charge exceeds Tenant's payments made with respect to such accounting period based on the estimated Common Area Charge, Tenant shall pay Owner the deficiency within ten (10) days after the furnishing of said statements; it said payments on account of the estimated Common Area Charge exceed Tenant's Common Area Charge, Tenant shall be entitled to a credit for such excess payments next to become due Owner on account of Tenant's Common Area Charge or during the last lease year Owner will refund such excess to Tenant within thirty (30) days following the expiration of [he Lease Term; (iv) as to the first accounting period or any subsequent accounting period a portion only of which is contained in the Lease Term, Tenant's obligation for a share of the actual Operating Costs shall be prorated on the basis of the actual number of days In the portion of such accounting period contained in the Lease Term, as to which Tenant's obligation shall survive the expiration of the Lease Term (v) in the event of any dispute, Tenant shall pay the amount of Owner's hill or statement hereunder and such payment shall be without prejudice to Tenant's position; if the dispute shall be-determined in Tenant's favor, by agreement or otherwise. Owner shall pay to Tenant the amount of Tenant's overpayment resulting from such compliance by Tenant; (vi) any such bill or statement shall be deemed binding and conclusive if Tenant fails to object thereto in writing (stating the reason therefore) within (30) days after the dale thereof and if Tenant fails to comply with the provisions of Subsection (v) of this Paragraph.  See Addendum “A” – 1D for cap on CAM escalations.

ARTICLE XI

SIGNS, AWNINGS, CANOPIES. FIXTURES. ALTERATIONS'

SECTION 11.01. Installation by Tenant.

All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixture, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades, canopies, or awnings or make any changes to the store front without first obtaining Owner's written approval and consent. Tenant shall present to the Owner plans and specifications for such work at the time approval is sought. Owner has approved only those signs specified on Exhibit "C".

SECTION 11.02. Removal and Restoration by Tenant.

All alterations, decorations, additions and improvements made by the Tenant, or made by the Owner on the Tenant's behalf by agreement under this lease, shall remain the property of the Tenant for the term of the lease, or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the premises prior to the end of the term hereof without prior consent in writing from the Owner. Upon expiration of this lease, or any renewal term thereof, the Tenant shall remove all such alterations, decorations, additions and improvements, and restore the leased premises as provided in Section 12.03 hereof. If Tenant fails to remove such alterations, decorations, additions and improvements, and restore the leased premises, then upon the expiration of this lease, or any renewal thereof, and upon the Tenant's removal from the premises, all such alterations, decorations, additions and improvements shall become the properly of the Owner.

SECTION 11.03. Mechanics' Lien

Tenant shall promptly pay all contractors and material men, so as to minimize the possibility of a lien attaching to the leased premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days alter written request by Owner. Tenant shall have no power, authority or agency to subject the Owner's interest in the leased premises to any mechanic's or material men's lien for improvements made by Tenant.

SECTION 11.04. Signs

Tenant shall not put signs on the interior surfaces of the windows and doors without prior written permission of Owner with respect to each such sign and such instance.

ARTICLE XII

MAINTENANCE OF LEASED PREMISES

SECTION 12.01. Maintenance by Tenant.

Tenant shall at all limes keep the leased premises (including maintenance of exterior entrances, all glass and show window mouldings) and all partitions, doors, fixtures, equipment and appurtenances thereof (including lighting, heating and plumbing fixtures, escalators, elevators, and any air conditioning system) in good order, condition and repair (including reasonably periodic painting as determined by Owner), damage by unavoidable casually excepted, except for structural portions of the premises, which shall be maintained by Owner, but if Owner is required to make repairs to structural portions by reason of Tenant's negligent acts or omission to act, Owner may add the cost of such repairs to the rent which shall thereafter become due. Pest control on a regular basis shall be provided by Owner at Tenant's expense and the cost of such pest control shall be included in Common Area Maintenance.

SECTION 12.02. Maintenance by Owner.

If Tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of Owner as soon as reasonably possible after written demand, Owner may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Owner's costs for making such repairs plus twenty (20%) percent for overhead, upon presentation of bill therefore, as additional rent.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 12.03. Surrender of Premises.

At the expiration of the tenancy hereby created, Tenant shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the leased premises to Owner at the place then fixed for the payment of rent and shall inform Owner of all combinations on locks, safes and vaults, if any, in the leased premises. Tenant shall remove all its trade fixtures, and any alterations or improvements as provided in Section 11.02 hereof, before surrendering the premises as aforesaid and shall repair any damage to the leased premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

SECTION 12.04.

Rules and Regulations.

The rules and regulations defined In Section 27.01 of this lease are hereby made a part of this lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep ad observe said rules and regulations shall constitute a breach of the terms of this lease In the manner as If the same were contained herein as covenants. Owner reserves the right from time to time to amend or supplement said rules and regulations and to adopt and promulgate additional rules and regulations applicable to leased premises and the Shopping Center. Notice of such additional rules and regulations, and amendments’ and supplements, If any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereto and supplements thereat, provided the same shall apply uniformly to all tenants of the Shopping Center.

ARTICLE XIII

INSURANCE AND INDEMNITY (SEE LEASE ADDENDUM “A” PARAGRAPH 7)

SECTION 13.01. Liability Insurance.

Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the leased premises, and the business operated by Tenant and any subtenants of Tenant in the leased premises in which the limits of public liability shall be not less than $300,000 per person and $500,000 per accident and in which the property damage liability shall be not less than $100,000. The policy shall name Owner, any person, firms or corporations designated by Owner, and Tenant as insured, and shall contain a clause that the Insurer will not cancel or change the insurance without first giving the Owner ten days prior written notice. The insurance shall be in an Insurance company with a general policy holder's rating of not less than A and a financial rating of AAA, in the most current "Best's" Insurance Reports, and qualified to do business in Florida, and a copy of the policy or a certificate of insurance shall be delivered to Owner.

SECTION 13.02. Increase In Fire Insurance Premium.

Tenant agrees that it will not keep, use, sell or offer for sale in or upon the leased premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term of this lease on the amount of such insurance which may be carried by Owner on said premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the leased premises, whether or not Owner has consented to the same. In determining whether Increased premiums are the result of Tenant's use of the leased premises, a schedule, issued by the organization making the insurance rate on the leased premises, showing the various components of such rate, shall be conclusive evidence of the several Items and charges which make up the fire insurance rate on the leased premises.

In the event Tenant's occupancy causes any increase of premium for the fire, boiler and/or casualty rates on the leased premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the leased premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The Tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Owner for it’s protection against rent loss through fire. Bills for such additional premiums shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional.

SECTION 13.03. Indemnification of Owner.

Tenant will indemnify Owner and save it harmless from and against any and all claims. actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the leased premises, or the occupancy or use by Tenant of the leased premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Owner shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Owner harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Owner in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Owner in enforcing the covenants and agreements in this lease.  Unless any such claim, actions, damages, liability and expenses arising from or out of gross negligence of Owner or its agents, upon or at the leased premises or common areas.  Owner will indemnity Tenant and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, or upon the common areas of the Bocaray Plaza Shopping Center.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 13.04. Plate Glass.

Tenant shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the leased premises. Tenant must insure, and keep insured, at Tenant's expense, all plate and other glass in the leased premises for and in the name of Owner. Tenant must provide satisfactory evidence of such insurance by providing an insurance certificate indicating such coverage or a copy of such policy insuring the plate glass or other glass as exists in the Demised Premises. It is understood and agreed that should tenant fail or refuse to insure such plate glass, Owner may insure such at Tenant's expense.

ARTICLE XIV

UTILITIES

SECTION 14.01.

Utility Charges.

Tenant shall be solely responsible for and promptly pay all charges and any and all deposits required to be paid for heat, water, gas, electricity or any other utility used or consumed in the leased premises. In no event shall Owner be liable for an interruption or failure in the supply of any such utilities to the leased premises.

ARTICLE XV

OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

SECTION 15.01.

Offset Statement.

Within ten days after request therefore by Owner, or in the event that upon any sale, assignment or hypothecation of the leased premises and/or the land thereunder by Owner an estoppel letter or statement shall be required from Tenant; Tenant agrees to deliver in recordable form a Certificate to any proposed mortgagee or purchaser, or to Owner, certifying (If such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

SECTION 15.02. Attornment.

Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Owner covering the leased premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Owner under this lease.

SECTION 15.03. Subordination

This Lease is subject and subordinate to any and all mortgages which may now or hereafter affect the real property of which the Demised Premises is a part thereof, and to all renewals, modifications and extensions thereof.  Upon request of Lessor, Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this Lease.  Upon request of Lessor, Lessee shall, in writing, subordinate its right hereunder to any ground Leases or to the lien of any mortgage or mortgages, or the lien resulting from the other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the Demised Premises are a apart, or against any buildings hereafter placed upon the land of which the Demised Premises are a part, and to all advances made or hereafter to be made upon the security thereof.  Lessee, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of this Paragraph.   This Lease shall not be recorded without the prior written consent of Lessor.  Upon the request of Lessor, Lessee shall execute a short form of the Lease which may be recorded in Lessor’s sole discretion.

SECTION 15.04. Attorney-In-Fact.

The Tenant upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Sections 15.02 and 15.03 above as shall be requested by the Owner. If fifteen (15) days after the date of a written request by Owner to execute such instruments, the Tenant shall not have executed the same, the Tenant hereby irrevocably appoints the Owner as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates and the Owner may, at its option, cancel this lessee without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

ARTICLE XVI

ASSIGNMENT AND SUBLETTING

SECTION 16.01. Consent Required.

Tenant will not assign this lease in whole or in part, nor sublet all or any part of the leased premises, without the prior written consent of Owner in each instance which consent shall not be unreasonably withheld. The consent by Owner to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this lease be assigned, or if the leased premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment,

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants and conditions’ of this lease.

SECTION 16.02. Corporate Ownership.

If at any time during the term of this lease any part or all of the corporate shares of Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant by the person or persons owning a majority of said corporate shares on the date of this lease, Tenant shall promptly notify Owner in writing of such change, and Owner may terminate this lease at any time after such change in control by giving Tenant ninety (90) days prior written notice of such termination.

ARTICLE XVII

WASTE, GOVERNMENTAL REGULATIONS

 SECTION 17.01. Waste or Nuisance.

Tenant shall not commit or suffer to be committed any waste upon the leased premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the leased premises may be located, or in the Shopping Center, or which may disturb the quiet enjoyment of any person within five hundred feet of the boundaries of the Shopping Center.

SECTION 17.02. Governmental Regulations.

Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

ARTICLE XVIII

ADVERTISING AND MERCHANTS' ASSOCIATION

SECTION 18.01. Merchants' Association

~~(a)~~

~~It Owner elects to form a Merchants' Association (which Owner is under no duty to form) Tenant will promptly become a member of the Merchants' Association of the Shopping Center (i.e., as soon as the same has been formed) and during the term of this lease fully participate In and remain a member in good standing of said Association. Tenant agrees to pay the Merchants' Association Dues, monthly, In advance on the first day of each month, as Tenant's contribution towards the advertising promotion, public relations and administrative expenses Incurred by the Association, subject, however, to annual adjustments in such dues as may be approved by appropriate vote of the members of the Association increasing said dues to the extent required to meet increases in cost of advertising, promotion, public relations and administrative expenses. Tenant agrees to advertise in any and all special Merchants' Association newspaper sections, tabloids or other advertisements (including audio and/or visual media) and agrees to cooperate and participate in all special sales and promotions sponsored by the Merchants' Association. Nothing in the By-Laws or regulations of said Association shall affect Tenant's obligations under this lease. The failure of any other Tenant to contribute to, or become or remain a member of the Merchants' Association shall in no way release Tenant from Tenant's obligations hereunder, such membership and participation in the Association by Tenant being separate and independent covenant of this lease. The Marketing Director shall be under the exclusive control and supervision of Owner and Owner shall have the sole and exclusive authority to employ and discharge such Marketing Director. Tenant agrees to abide by the By-Laws of the Merchants' Association and by any amendments thereof and any regulations of the Association as may be hereafter duly adopted. However, nothing in said By-Laws or amendments thereto or any regulations of the Association shall modify the terms of this lease or Tenant's obligations hereunder.~~

~~(b)~~

~~Owner may, at its sole option, elect to discontinue the utilization of the Merchants' Association (or elect that none initially be formed) at such time as Owner shall elect to establish a Marketing Fund for the Shopping Center for the purpose of the advertising and promotion thereof. On any date so specified by Owner and from and after said date Tenant will pay to Owner the Marketing Charge, in advance on the first day of each month, as Tenant's contribution towards the advertising, promotion, and public relations of the Shopping Center and administrative expenses related thereto. The Marketing Charge payable by Tenant to Owner will be subject to adjustment on the same basis as the Merchants' Association Dues. The Marketing Director who will render the Marketing Fund services shall be under the exclusive control and supervision of Owner and Owner shall have the sole right and exclusive authority to employ and discharge such Marketing Director. Said Marketing Director shall appoint an advisory panel composed of a representative of Owner, and three (3) representatives of the Shopping Center Tenants. Each person so appointed to the advisory panel shall serve for the period of one (1) year from appointment unless earlier removed by the Marketing Director.~~

SECTION 18.02. Change of Name.

Tenant agrees not to change the advertised name of the business operated in the leased premises without the written permission of Owner, which permission shall not be unreasonably withheld.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 18.03.

Solicitation of Business.

Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in other common areas.

ARTICLE XIX

DESTRUCTION OF LEASED PREMISES

SECTION 19.01.

Total or Partial Destruction.

If the leased premises shall be damaged by fire, the elements, unavoidable accident or other casually, but are not thereby rendered un-tenantable in whole or in part, Owner shall at its own expense cause such damage to be repaired, and the rent shall ~~not~~ be abated. Un-tenantable being defined as Tenant’s loss of use and peaceful enjoyment of leased premises as a result of but no limited to structural damage, roof damage, fire damage, smoke damage, water damage, loss of utilities, loss of air conditioning. If by reason of such occurrence, the premises shall be rendered un-tenantable only in part, Owner shall at its own expense cause the damage to be repaired, and the ~~fixed minimum~~ rent meanwhile shall be abated proportionately as to the portion of the premises rendered un-tenantable. If the premises shall be rendered wholly un-tenantable by reason of such occurrence the Owner shall at its own expense cause such damage to be repaired, and the ~~fixed minimum~~ rent meanwhile shall abate until the leased premises have been restored and rendered tenantable, or Owner may at its election, terminate this lease and the tenancy hereby created by giving to Tenant within the sixty (60) days following the date of said occurrence, written notice of Owner's election so to do and in event of such termination rent shall terminate. ~~be adjusted as of such date. Nothing in this Section shall be construed to permit the abatement in whole or in part of the percentage rent, but for the purpose of Section 2.02 hereof the computation of percentage rent shall be based upon the revised minimum rent as the same may be abated pursuant to this Section 19.01:~~

SECTION 19.02. Partial Destruction of Shopping Center.

In the event that fifty (50%) percent or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the leased premises may be unaffected by such fire or other cause, Owner may terminate this lease and the tenancy hereby created by giving to Tenant five (5) days prior written notice of Owner's election so to do which notice shall be given, if at all, within the sixty (60) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination.

ARTICLE XX

EMINENT DOMAIN

SECTION 20.01. Total Condemnation of Leased Premises.

If the whole of the leased premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date and Tenant shall have no claim against Owner nor the condemning authority for the value of any unexpired term, of this lease.

SECTION 20.02. Partial Condemnation.

If any part of the leased premises shall be acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the leased premises unsuitable for the business of the Tenant, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding. Tenant shall have no claim against Owner nor the condemning authority for the value of any unexpired term of this lease and rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Tenant, then Owner shall promptly restore the leased premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this lease shall continue in full force and effect without any reduction or abatement of rent.

SECTION 20.03. Total Condemnation of Parking Area.

If the whole of the common parking areas in the Shopping Center shall be acquired or condemned as aforesaid, then the term of this lease shall cease and terminate as of the date of title vesting in such proceeding unless Owner shall take immediate steps to provide other parking facilities substantially equal to the previously existing ratio between the common parking areas and the leased premises, and such substantially equal parking facilities shall be provided by Owner at its own expense within ninety (90) days from the date of acquisition. In the event that Owner shall provide such other substantially equal parking facilities, then this lease shall continue in full force and effect without any reduction or abatement of rent.

SECTION 20.04. Owner's Damages.

In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Owner is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 20.05. Tenant's Damages.

Although all damages in the event of any condemnation are to belong to the Owner whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the leased premises, Tenant shall have the right to claim and recover from the condemning authority, ~~but not from Owner~~, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.  Tenant shall have the right to claim and recover from Owner such compensation as may be separately awarded or recoverable by Tenant’s own right on account of any and all damages to Tenant’s business by reason of the condemnation caused by the willful act or gross negligence of Owner or its agents.

SECTION 20.06. Condemnation of Less than a Fee.

In the event of a condemnation of a leasehold interest in all or a portion of the leased premises without the condemnation of the fee simple title also, this lease shall ~~not~~ terminate and such condemnation shall ~~not~~ excuse Tenant from full performance of all of its covenants hereunder~~. but~~ Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Owner's right to recover compensation or damages shall be limited to compensation for and damages if any, to its reversionary interest; it being understood, however, that during such time as Tenant shall be out of possession of the leased premises by reason of such condemnation, the lease shall ~~not~~ be subject to ~~forfeiture for failure to observe and perform those covenants not calling for the payment of money.~~ termination at Tenant’s will and without any further obligation by Tenant.  In the event the condemning authority shall fail to keep the premises in the state of repair required hereunder, or to perform any other covenant not calling for the payment of money. Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. During such time as Tenant shall be out of possession of the leased premises by reason of such leasehold Condemnation, Tenant shall not be required to pay to Owner, in lieu of the minimum and percentage rents provided for hereunder, and in addition to any other payments required of Tenant hereunder, ~~an annual rent equal to the average annual minimum and percentage rents paid by Tenant for the period from the commencement of the term until the condemning authority shall take possession, or during the preceding three (3) full calendar years, whichever period is shorter. At any time after such condemnation proceedings are commenced, Owner shall have the right, at its option, to require Tenant to assign to Owner all compensation and damages payable by the condemnor to Tenant, to be held without liability for interest thereon as security for the full performance of Tenant's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rents and all other sums from time to time payable by Tenant pursuant to the terms of this lease as such sums fail due, and the remainder, if any, to be payable to Tenant at the end of the term hereof or on restoration of possession to Tenant, whichever shall first occur, it being understood and agreed that such assignment shall not relieve Tenant of any of its obligations under this lease with respect to such rents, and other sums except as the same shall be actually received by Owner.~~

ARTICLE XXI

DEFAULT OF THE TENANT SECTION

21.01.

Right to Re-enter.

In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the terms, conditions or covenants of this lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Owner pursuant to the terms of this lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or take or have taken against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United Slates or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors. or petitions for or enters into an arrangement, or if Tenant shall abandon said premises, or suffer this lease to be taken under any writ of execution, then Owner besides other rights or remedies it may have, shall have the ~~immediate~~ right of re-entry with reasonable notice to Tenant ~~and may remove all persons and property from the leased premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and~~ without being deemed guilty of trespass.  ~~or becoming liable for any loss or damage which may be occasioned thereby.~~

SECTION 21.02.

Right to Relet.

Should Owner elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as Owner in its sole discretion may deem advisable; upon each such retelling all rentals received by the Owner from such retelling shall be applied, first, to the payment of any indebtedness

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

other than rent due hereunder from Tenant to Owner; second, to the payment of any costs and expenses of such retelling, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Owner and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such retelling during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Owner. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Owner shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Owner may at any time thereafter elect to terminate this lease for such previous breach. Should Owner at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Owner. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual minimum arid percentage rents paid by Tenant from the commencement of the term to the time of default, or during the preceding three full calendar years, whichever period is shorter.

SECTION 21.03. Legal Expenses.

If the Owner deems it necessary to retain an attorney for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, whether or not it was necessary to file suit, the prevailing party shall be entitled to recover all expenses incurred therefore, including a reasonable attorney's fee and court costs, if any.

SECTION 21.04. Waiver of Jury Trial and Counterclaims.

The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use or occupancy of the leased premises, and/or any claim of injury or damage. In the event Owner commences any proceedings for non-payment of rent, minimum rent, percentage rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

SECTION 21.05. Waiver of Rights of Redemption.

Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or. in the event of Owner obtaining possession of the leased premises, by reason of the violation by Tenant of any of the covenants or conditions of this lease, or otherwise.

ARTICLE XXII

ACCESS BY OWNER

SECTION 22.01. Right of Entry.

Owner or Owner's agents shall have the right to enter the leased premises with prior reasonable notice to Tenant at all times to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs, ~~alterations, improvements or additions~~ as Owners may deem necessary or desirable, and Owner shall be allowed to take all material into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs, ~~alterations, improvements, or additions.~~ are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the four months prior to the expiration of the term of this lease or any renewal term, owner may exhibit the premises to prospective tenants or purchasers, and place upon the premises the usual notices “To Let" or "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Owner or Owner's agents may enter the same by a master key, or may forcibly enter the same, without rendering Owner or such agents liable therefore, and without in any manner affecting the obligations and Covenants of this lease. Nothing herein contained, however, shall be deemed or construed to impose upon Owner any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

SECTION 22.02. Excavation.

If an excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the leased premises for the purpose of doing such work as Owner shall deem necessary to preserve the wall or the building of which the leased premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Owner or diminution or abatement of rent.

ARTICLE XXIII

TENANT'S PROPERTY

SECTION 23.01. Taxes on Leasehold.

Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this lease against any leasehold interest' or personal property of any kind, owned by or placed in, upon or about the leased premises by the Tenant.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

SECTION 23.02. Loss and Damage.

Owner shall not be liable for any damage to property of Tenant or of others located on the leased premises, nor for the loss of or damage to any properly of Tenant or of others by theft or otherwise unless damage to Tenant or others is caused by the willful act or gross negligence of Owner or its agents. . Owner shall not be liable for any injury or damage to persons or property resulting from fire, explosion. falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the leased premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature unless such injury or damage is caused by the willful act or gross negligence of the owner. Owner shall not be liable for any damage caused by other tenants or persons in the leased premises, occupants of adjacent property, of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Owner shall not be liable for any latent defect in the leased premises or in the building of which they form a part except for a period of one (1) year from the date the building is granted a Certificate of Occupancy by the applicable governmental authority. All property of Tenant kept or stored on the leased premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Owner harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willfull act or gross neglect of Owner.

SECTION 23.03. Notice by Tenant.

Tenant shall give immediate notice to Owner in case of fire or accidents in the leased premises or in the building of which the premises are a part of defects therein or in any fixtures or equipment.

ARTICLE XXIV

HOLDING OVER, SUCCESSORS

SECTION 24.01. Holding Over.

If the Tenant shall occupy said premises with the consent of the Owner after the expiration of this Lease, and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of ~~one~~ three months only from the date of such expiration, and occupation and payment thereafter shall operate to extend the term of this Lease for but one month at a time unless other terms of such extension are indorsed hereon in writing and signed by the parties hereto. In such event if either the Owner or Tenant desires to terminate said occupancy at the end of any month after the termination of this Lease, the party so desiring to terminate the same shall give the other party at least thirty (30) days written notice to that effect. Failure on the part of the Tenant to give such notice shall obligate it to pay rent for an additional calendar month following the month in which the Tenant has vacated the Demised Premises. If such occupancy continues without the consent of the Owner, Tenant shall pay to the Owner, as liquidated damages, double the amount of rent at the highest rate specified in this Lease for the time Tenant retains possession of the premises or any part thereof after termination of the term by lapse of time or otherwise, and such damages, if any, incurred by Owner to the successor tenant by reason of Owner's inability to deliver possession, including attorney's fees and court costs incurred by Owner.

SECTION 24.02. Successors.

All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Owner in writing as provided in Section 16.01 hereof.

ARTICLE XXV

QUIET ENJOYMENT

SECTION 25.01. Owner's Covenant.

Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed. Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised without hindrance or interruption by Owner or any other person or persons lawfully or equitably claiming by, through or under the Owner, subject, nevertheless, to the terms and conditions of this Lease.

ARTICLE XXVI

MISCELLANEOUS

SECTION 26.01. Waiver.

The waiver by Owner of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Owner shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rental. so accepted, regardless of Owners knowledge of such preceding breach at the lime of acceptance of such rent. No covenant, term or conditions of this Lease shall be deemed to have been waived by Owner, unless such waiver be in writing by Owner.  The subsequent acceptance of rent hereunder by Owner after Lease expiration as further described in Section 24.01 shall be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, regardless of Owners knowledge of such preceding breach at the time of acceptance of such rent.

SECTION 26.02. Accord and Satisfaction.

No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompany any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided.

SECTION 26.03. Entire Agreement.

This lease and the Exhibits, and Rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Owner or Tenant unless reduced to writing and signed by them. Tenant hereby acknowledges that (a) this Lease contains no restrictive covenants or exclusives in favor of Tenant; (b) this Lease shall not be deemed or interpreted to contain, by implication or otherwise, any warranty, representation or agreement on the part of Owner that any department store or regional or national chain store or any other merchant shall open or remain open for business or occupy or continue to occupy any premises in or adjoining the Shopping Center during the term of this Lease or any part thereof and Tenant hereby expressly waives all claims with respect thereto and acknowledges that Tenant is not relying on any such warranty, representation or agreement by Owner either as a matter of inducement in entering into this Lease or as a condition of this Lease or as a covenant by Owner, unless such warranty, representation or agreement is expressly herein set forth.

SECTION 26.04. No Partnership.

Owner does not, In any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or Joint adventurer or a member of a joint enterprise with Tenant. The provisions of this lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

SECTION 26.05. Force Majeure.

In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this section 26.05 shall not operate to excuse Tenant from prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this lease.

SECTION 26.06. Notices.

Any notice, demand, or request or other instrument which may be or are required to be given under this Lease shall be delivered in person or sent by United States certified mail postage prepaid and shall be addressed (a) if to Owner at the address first hereinabove given or at such other address as Owner may designate by written notice and; (b) if to Tenant at the leased premises or at such other address as Tenant shall designate by written notice, If this lease is guaranteed by any party, then in the case of default, any notice by Owner to this effect shall be delivered in the above manner' to the Guarantor, at the address contained herein.

SECTION 26.07. Captions and Section Numbers.

The captions, section numbers, article numbers, and index appearing in this lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles or this Lease nor in any way affect this Lease.

SECTION 26.08. Tenant Defined, Use of Pronoun.

The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant. any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof: The use of the neuter singular pronoun to refer to Owner or Tenant shall be deemed a proper reference even though Owner or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where there is more than one Owner or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 26.09. Broker's Commission.

Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, excepting Brinwo Development Corp. and agrees to indemnify Owner against, and hold it harmless from all liabilities arising from any such claim, including cost of counsel fees.

SECTION 26.10. Partial Invalidity.

If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held Invalid or unforceable, shall not be enacted thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 26.11. No Option.

The submission by Owner to Tenant of this Lease shall be deemed solely for Tenant's consideration and not for acceptance. Such submission shall have no binding force or effect, shall not constitute an option for the leasing of the premises herein described, nor confer any rights or impose any obligations upon either party. The execution and return of

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

this Lease by Tenant to Owner shall be deemed Tenant's offer to lease the leased premises. This Lease shall have no binding force and effect unless and until Tenant and Owner shall have executed this Lease and a duplicate executed original hereof shall have been returned by Owner to Tenant.

SECTION 26.12,

Recording.

Tenant shall not record this Lease without the written consent of Owner. Owner shall have the right to record this Lease and, at the request of the Owner, the Tenant agrees to execute the necessary acknowledgments required to record this Lease. In either short form or long form.

SECTION 26.13.

Outside Displays.

The Tenant shall not display any merchandise, place vending machines or showcases, or other obstructions, on the outside of the building of the demised premises, or in any lobby or passageway adjoining the same, which shall extend beyond the store front of the demised premises.

SECTION 26.14. Exculpation.

Tenant agrees that it shall look solely to the estate and property of the Owner in the land and buildings comprising the Shopping Center of which the demised premises are a part, for the collection of any judgment (or any other judicial process) requiring the payment of money by Owner in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of this lease to be observed and/or performed by Owner, and no other property or estates of the Owner shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies.

ARTICLE XXVII
RULES AND REGULATIONS

SECTION 27.01. Rules and Regulations

(a) TENANT AGREES AS FOLLOWS:

(1)

All loading and unloading of goods shall be done only at such times, in the areas, and through the entrances, designed for such purposes by Owner.

(2)

The delivery or shipping of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as in the judgment of Owner are necessary for the proper operation of the leased premises or Shopping Center.

(3)

All garbage and refuse shall be kept in the kind of container specified by Owner, and shall be placed outside of the premises prepared for collection in the manner and at the times and places specified by Owner. If Owner shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish.

(4)

No radio or television or other similar device shall be installed without first obtaining in each instance Owner's consent in writing. No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of Owner. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

(5)

No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the premises without written consent of Owner.

(6)

If the leased premises are equipped with heating facilities separate from those in the remainder of the Shopping Center, Tenant shall keep the leased premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

(7)

The outside areas immediately adjoining the premises shall be kept clean and free from snow, Ice, dirt and rubbish by Tenant to the satisfaction of Owner, and Tenant shall not place or permit any obstructions or merchandise in such areas.

(8)

Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Owner. Tenant shall furnish Owner with State automobile license numbers assigned to Tenant's car or cars, and cars of Tenant's employees, within five (5) days after taking possession of the premises and shall thereafter notify Owner of any changes within five (5) days after such changes occur. In the event that Tenant or its employees fail to park their cars in designated parking areas as aforesaid, then Owner at its option shall charge Tenant ten dollars ($10.00) per day per car parked in any area other than those designated, as and for liquidated damage.

(9)

The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall have caused it.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

(10)

Tenant shall not burn any trash or garbage of any kind in or about the leased premises, the Shopping Center, or within one mile of the outside property lines of the Shopping Center.

(11)

Lessee shall not use the Common Areas in the Shopping Center for business or promotional purposes, nor shall Lessee place any merchandise, rack, sign, or other items on the sidewalk or other area of the Shopping Center.

(12)

Lessee shall, at Lessee's expense, contract for the regular and professional maintenance and repair of the air conditioning and heating system by a licensed air conditioning/heating contractor.

(13)

No odors or vapors will be permitted or caused to emanate from the Demised Premises.

(14)

Tenant shall install and maintain at a readily available location within the Demised Premises a fire extinguisher of the type acceptable to the local fire department authorities.

(15)

Tenant will not use, permit, or suffer the use of any portion of the Demised Premises as living, sleeping, or lodging quarters.

(16)

No live animals will be kept on or within Demised Premises, except if otherwise expressly provided under the Permitted Use.

(17)

All signs to be displayed within the Demised Premises are to be in a neat, orderly, professional Manner,

(18)

Tenant shall not place any video. electronic, or other game device within the Demised Premises. Tenant will not place any vending machines within the Demised Premises unless intended for the sole use of Tenant's employees.

(19)

Tenant acknowledges that the above "Rules and Regulations" may be added to, amended, modified, or otherwise changed from time to time during the term of this lease as the Owner, at his sole discretion, deems appropriate.

IN WITNESS WHEROF the respective parties hereto have caused these presents to be signed sealed and delivered, or, in the event the respective parties hereto or one of them is a corporation, have caused these presents to be signed, sealed and delivered in the respective corporate names by the duly authorized officers and attested to by the secretaries and the corporate seals be affixed hereto by order of the Board of Directors, on the date first above written.

OWNER BRP PROPERTIES, A FLORIDA GENERAL PARTNERSHIP

Witness	FEIN COMMERCIAL PROPERTIES, LLP BY: MARVIN FEINSTEIN, PARTNER
Witness	Dated:
TENANT BRIGHT MOUNTAIN LLC, A FLORIDA LIMITED LIABILITY CORP.

Witness	BY: ANNETTE CASACCI, CHIEF FINANCIAL OFFICER
Witness	Dated:

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

ADDENDUM "A

BOCARAY PLAZA

DELRAY BEACH, FLORIDA

ADDENDUM TO LEASE dated JULY 31, 2014 between BRP PROPERTIES, A FLORIDA GENERAL PARTNERSHIP, (LESSOR) and BRIGHT MOUNTAIN, LLC, A FLORIDA LIMITED LIABILITY CORP. (LESSEE), COVERING APPROXIMATELY 2,150 SQUARE FEET, LOCATED AT THE BOCARAY PLAZA, BAY 17A, 4900 LINTON BLVD., DELRAY BEACH, FLORIDA 33445.

Notwithstanding anything contained herein, it is agreed that:

1.

The base rental per square foot shall be as follows:

A.

Year 1:

Rate Per Square Foot	$13.00
Annual Base Rent	$27,950.00
Base Rent	$2,329.17
*CAM	$1,316.88
Sales Tax	$218.76
Monthly Total	$3,864.81

B.

Year 2:

Rate Per Square Foot		$13.39
Annual Base Rent		$28,788.50
Base Rent		$2,399.04
*CAM	$

C.

Year 3:

Rate Per Square Foot		$13.79
Annual Base Rent		$29,648.50
Base Rent		$2,470.71
*CAM	$

*D.

Common Area Maintenance shall be billed at Tenant's pro-rata share on a triple net basis for real estate taxes, insurance and utilities.  All other operating expenses shall be capped yearly at four (4%) percent . The current estimated CAM charge is $7.35 per square foot.

2.

Upon execution of this Lease, the Landlord acknowledges receipt of the following funds:

A.

First Month's Prepaid Rent:	$3,864.81
Last Month’s Prepaid	$4,014.85
Security Deposit:	$3,864.81
Total	$11,744.47

B.

If Tenant pays twenty three (23) months of rent and is not in default on their rent under the proper monthly payment guidelines as listed in the “Addendum A, section 1” , Landlord will apply the last month’s rent towards the twenty fourth (24th) month.

3.

Radon Gas:  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county public health unit.

4.

Past Due Rent and Additional Rent.  If any rents or other monies due under this Lease are not paid within ten (10) days to Landlord when due under the terms of this Lease, then there shall also be immediately due and payable a late charge at the rate of FIVE CENTS ($.05) for each dollar of such delinquent payment for each month of delinquency.  Said monies due under this clause shall be considered additional rent.

5.

OPTION:   Provided this Lease is in good standing and Lessee is not in default hereunder, Lessor hereby grants to Lessee the right, privilege and option of extending this Lease for one (1) term of three (3) years each from the date of the expiration hereof, provided that Lessee shall give Lessor written notice of Lessee's intention to exercise the option not less than one hundred eighty (180) days prior to the expiration of the initial term.  All of the terms, covenants, and conditions of this Lease shall apply during any and all extended terms. However, in no event and under no circumstances shall the new rent result in rental payments of less than that provided hereunder in this Lease.  All terms and conditions pertaining to the option period, regarding escalations of rent shall be as follows:

i.

Annual base rent for Year 1 thru Year 3 of the option renewal term shall be at a rate of three (3%) percent over the previous year’s rate.

ii.

All terms and conditions pertaining to the CAM billing shall remain in full force and effect.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

6.

It shall be the Tenant's responsibility to have Tenant's telephone company and the computer company obtain the necessary low voltage permits required by the City of Delray Beach.

7.

Insurance.  The Tenant shall be required to carry a policy covering the demised premises as outlined in Article XIII of this Lease under Insurance and Indemnity.  Said policy shall contain a minimum requirement of $300,000 combined single limits of liability and $100,000 fire legal liability.  The Landlord shall be listed as an additional insured.

8.

Rental payments shall be made payable to the Landlord's agent, Brinwo Development Corp. and sent to 150 S. University Drive, Suite D, Plantation, FL 33324.

9.

Tenant Improvements:

     A.

The Landlord shall provide the following:

a.

Remove walls as shown in Exhibit ”A” Floor Plan (1)

b.

Repair the necessary areas of the existing wooden flooring

c.

Build out the walls as shown on exhibit “B”

d.

Paint interior of premises.

e.

Provide two (2) new, three (3) ton A/C units

f.

All broken, stained, and discolored ceiling tiles shall be replaced.

g.

All plumbing, electrical outlets, and light fixtures in good working order.

h.

HVAC in good working condition.

B.

Tenant shall be responsible for the following:

a.

New carpeted areas

b.

Cost relating to the one way mirrored window in the front office.

           10.

The parties agree that all of the other terms and conditions of the lease shall remain in full force and effect.

           11.

If this Lease Addendum has been filled in, it has been prepared for submission to your attorney for his approval.  No representation or recommendation is made by the Real Estate Broker or its agents or employees as to the legal sufficiency, legal effect or tax consequences of this Lease or the transactions relating thereto.

IN WITNESS WHEREOF the parties have respectively signed and sealed this Lease Addendum.

WITNESSES FOR LANDLORD	BRP PROPERTIES, A FLORIDA
GENERAL PARTNERSHIP

________________________________________________________	_______________________________________________________
FEIN COMMERCIAL PROPERTIES, LLP
BY: MARVIN FEINSTEIN, PARTNER

________________________________________________________	Dated:_______________________________________________

WITNESSES FOR TENANT	BRIGHT MOUNTAIN, LLC
A FLORIDA LIMITED LIABILITY CORP.

________________________________________________________	_______________________________________________________
BY: ANNETTE CASACCI
Title: CHIEF FINANCIAL OFFICER

________________________________________________________	Dated: ______________________________________________

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT “A”

FLOOR PLAN (1)

SUITE 17A
2150 RSF

Partial Demolition of Existing Build-Out

Walls/Items to be Removed
A
B
C

Preserve/Save Wood Flooring in Areas marked A, B, & C if Possible

FRONT

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT “B”

FLOOR PLAN (2)

SUITE 17A
2150 RSF

Improvements/Repairs

New Walls/Doors' Shown in Blue Ink

Back Door has Large Window which needs to be Securely Covered or Door Replaced

Paint all Walls & Trim Throughout

Ensure all Lighting Working Properly

Repair Drop Ceiling - Replace Damaged Ceiling Tiles as needed

Add One-Way Mirror/Window to Front Office Wall: 48"H by 84"W

New Door from Hallway for Front Office

New Carpet in all Office Spaces and Hallways

Repair/Replace HVAC System

Existing Tile Flooring
New Carpet
New Carpet
New Carpet
New Carpet
New Carpet
New Carpet
New Carpet
New Carpet
Window
Existing Wood Flooring
Use Old Wood Flooring Removed from This Area to Repair Front Room?
Preserve/Repair Existing Wood Flooring in this Front Area if Possible after Walls Removed.

FRONT

Install Vertical Blinds across the entire Front of the Suite

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT “C”

SITE PLAN

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT "D"
CONSTRUCTION SPECIFICATIONS

Owner agrees to construct for Tenant the area designated as Leased Premises on Exhibit "A" and Exhibit “B” The responsibilities between Owner and Tenant shall be as hereinafter set forth. Owner's work shall be done at Owner's sole cost and expense in accordance with applicable building codes. Tenant's work shall be done at Tenant's sole cost and expense in accordance with applicable building codes and be completed within thirty (30) days after completion of Owner's work.

OWNER'S WORK

1.

Building shell. Building shell shall include and be limited to:

(a)

Complete insulated roofing system;

(b)

Complete structural roof system with columns, beams, rafters (exposed construction);

(c)

Rear wall and rear hollow metal door with steel frame.

2.

Finished concrete floor slab. ( Sealer applied to toilet floor only. )

3.

Demising wall partitions. Demising wall partitions shall be metal studs covered with 5/B" dry wall. Dry wall shall be taped, sanded. primed and ready for Tenant's finish paint.

4.

Storefront, including glazing. Storefront shall be comprised of fixed clear glass with aluminum frame and a single entry glass door with closer unless otherwise noted.

5.

Electrical service to premises. Meter can, 120/208V. 3 phase, 4 wire service panel, 125 amp capacity for stores up to 2500 sq. ft. Over 2500 sq. ft. as required by code.

6.

Wall outlets with wiring per code (12"above finished floor) and conduit for Tenant sign outlet as shown on base plan.

7.

Water and sewer service to premises. 3/4" water line and 4" sanitary sewer line.

8.

Fire sprinkler system with heads if required by code.

9.

Telephone conduit to premises.

10.

Ceiling and Mechanical Systems:

(a)

Install HVA/C unit, with heat strips, ductwork, diffusers, register, and thermostat;

(b)

Install suspended acoustic ceiling on 2' x 4' exposed white grid system;

(c)

Install 2' x 4' recessed light fixtures (approximately one for every 150 sq. ft. of space);

(d)

Exit and emergency lights according to code.

(e)

Lights switched at panel.

11.

One toilet room complete:

(a)

Water closet, lavatory with cold water, to meet handicap requirements as required by code;

(b)

Dry wall, ready for paint, lay-in tile ceiling and hollow core door with privacy lock;

(c)

One light fixture and one exhaust Ian;

(d)

Tissue dispenser.

(e)

14 x 22 mirror.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

TENANT'S WORK

All Tenant's ~~work~~ future improvements to leased premises, if  any, during the leased period shall conform to all applicable governing codes and Owner's outline plans and specifications and shall apply to ~~include~~, but is not limited to, any ~~the~~ work listed below. Any work required that is not listed in this Exhibit shall be Tenant's work.

1.

Architectural:

a.

Interior partitions, doors and windows;

b.

Any wall and floor finishes;

c.

Provide and install water meter.

2.

Electrical:

d.

Any and all electrical work required by Tenant which Is not Owner's obligation;

e.

Telephone installation;

f.

Electric meter, deposit and Installation.

3.

Plumbing. Tenant shall pay any water and/or sewer charges or deposits Imposed by any governing authority and the amount paid by Owner on Tenant's behalf.

4.

Plans and specifications:

Tenant will furnish four (4) complete sets of store plans with specifications to the Owner for Owner's approval ~~within thirty (30) days alter the execution of this lease~~ improvements or alterations.

5

Tenant will pay for any utility charges associated with the leased premises during and after construction of the leased premises.

6.

Tenant will require any contractor or sub-contractor to remove and dispose of, at least once a week, all debris and rubbish caused by Tenant's work and upon completion to remove all temporary structures, debris and rubbish of whatever kind remaining on any part of the Shopping Center.

7.

Tenant and/or Tenant's contractors and sub-contractors shall be required to provide, in addition to the insurance required to be maintained by Tenant, the following types of insurance and the following minimum amounts naming Owner and any other persons having interest in the whole Shopping Center as additional insureds as their interest may appear, issued by companies approved by Owner, should Tenant desire any improvements during the lease term.

(a)

 Workmen's Compensation coverage with limits of at least $500,000.00 for the employers liability coverage thereunder;

(b)

Builders Risk-Completed Value fire and extended coverage covering damage to the construction and improvements to be made by Tenant in amounts of at least equal to the estimated completed cost of said construction and improvements with 100% coinsurance protection;

(c)

Automobile. Liability coverage with bodily injury limits of at least $500,000.00 per person,

$1,000,000.00 per accident and $500,000.00 per accident for property damage;

(d)

Payment and Performance bonds for 100% of the value of the work to be accomplished, All bonds shall be dual or multiple obligee bonds, inuring to the benefit of Owner, Tenant and other persons as

Owner shall require original or duplicate policies for all of the foregoing insurance shall be delivered to Owner before Tenant's work is started and before any contractor's equipment is moved to any part of the whole Shopping Center. In all other respects the insurance coverage above mentioned shall comply with the provision of Article XIII of this lease.

8.

 All work done by Tenant will be by licensed contractors. Owner may post notice on non-responsibility for Tenant's work.

9.

Tenant shall not make any through the roof or exterior wall penetrations, changes to electrical service in the shopping center meter rooms, or changes to the plumbing and sanitary sewer service for the leased premises, without the prior written approval of Owner.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT "E"

TENANT'S OUTDOOR SIGN SPECIFICATIONS

Tenant shall be required to conform with the following construction specifications unless Tenant obtains a waiver thereof in writing from Landlord:

INTENT:

Well designed, forceful and effective signs are to be encouraged as being beneficial to Owner and Tenant alike and as being helpful in creating a decorative atmosphere for the Center. As much freedom will be 'permitted as is compatible with the harmonious relationship between signs so that each Tenant receives fair treatment; no Tenant takes unfair advantage over others and the general effect adds to, rather than detracts from, the overall appearance of the Center.

LOCATION OF SIGN:

The location of the Tenant's outdoor sign shall be on the face of the building as shown on Exhibit I and attached hereto and made a part hereof.

REGULATIONS:

Approval

1.

The shop drawing for Tenant's sign must be submitted to the Landlord in duplicate for approval and no work is to commence until said approval is received by the Tenant from the Landlord. Landlord's approval shall not relieve the Tenant from the duty of conforming with any and all applicable city and county ordinances, laws, regulations and inspections.

2.

No neon, plastic, showcard, or other permanent or nonpermanent signs shall be located on, in front of, or immediately behind store front glass area. However, small unlighted identification signs of suitable design and material may be approved at the discretion of the Landlord.

3.

The Landlord reserves the right to have all non-approved signs, letters and symbols removed, at Tenant's cost, including all reasonable attorney's fees and costs if incurred.

GENERAL REQUIREMENTS:

Type

The Tenant must install a sign of the following type. No other type will be permitted. Plastic - Individual letters mounted on internally illuminated face, sides of channel to be anodized aluminum.

Specific Prohibitions

1.

No iridescent painted signs.

2.

No daylight - fluorescent plastic signs.

3.

No moving, flashing, or blinking signs.

4.

No exposed neon signs.

5.

No logos permitted.

6.

No box signs.

Content

1.

Lettering shall be restricted to the company name and/or the title of its principal business.

2.

No slogans or trade names.

3.

Permits, underwriters labels, sign fabricators, etc. shall be located so as to be completely inconspicuous.

Size

1.

Length of sign shall not exceed two-thirds (2/3) the width of Tenant's rental store unit, i.e. 20' rental store equals 13'5". 25' rental store equals 16'10.

2.

The maximum height of the signs shall not, exceed 20" '

3.

The minimum height of the signs shall not be less than 12".

4.

No part of any sign shall project more than 8 inches beyond building facade surface, above the covered walk.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

Color

Color of sign shall be limited to a white.

Construction:

1.

All necessary writing, transformers, ballasts, starters, and other necessary equipment shall be concealed.

2.

Signs shall be mounted on the area above the covered walk and may not project above the facade as shown on Exhibit “I

3.

No sign may be mounted on the premises roof, or any projection above premises roof, whether under Tenant's jurisdiction or not.

4.

All work shall be done in workmanlike manner by master mechanics.

5.

Any damage to fascia shall be repaired' by Tenant at Tenant's expense and to Landlord's satisfaction and approval.

6.

All local ordinances must be complied with, and Tenant shall obtain a permit for each sign.

7.

Tenant's sign company must carry adequate insurance to cover any accident or damage.

8.

No painting of any type will be permitted of fascia.

9.

Upon vacating the Demised Premises, Tenant shall remove sign and restore fascia to original condition at the Tenant's expense, and to the satisfaction and approval of the Landlord.

10. Contractor to inspect Landlord's sample tenant sign in leasing office prior to construction.

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

EXHIBIT “E1”

TENANT SIGN LOCATION

Bright Mountain LLC

4900 Linton Blvd, Bay 17A

Delray Beach, FL  33445

E X H I B I T  “ F “

HEATING AND AIR CONDITIONING MAINTENANCE PROVISION

Tenant at it’s sole cost, shall maintain the air conditioning (including heating) unit(s) for the leased premises in good condition and repair throughout the term of this lease.

As a part of its air conditioning maintenance obligation, Tenant shall enter into an annual contract with an air conditioning repair firm, fully licensed to repair air conditioning units in the state of Florida, which firm shall:

1.

Regularly perform maintenance service the air conditioning unit(s) on the leased premises on a quarterly basis, changing belts, filters, and other parts as required.

~~2.~~

~~Perform emergency and extraordinary repairs on the air conditioning unit(s).~~

3.

Keep a detailed record of all services performed on the leased premises and prepare a yearly, service report to be furnished to the Tenant at the end of each calendar year.

Tenant shall furnish to Owner, at the end of each calendar year, a copy of said yearly service report; Not later than thirty (30) days prior to the date of commencement of the term of this lease and annually thereafter, Tenant shall furnish to Owner a copy of the air conditioning maintenance contract described above, and proof that the annual premium for the maintenance contract has been paid.  Nothing stated hereinabove shall limit Tenant’s obligation to maintain the air conditioning unit(s) in good condition and repair throughout the term of this lease.

Bright Mountain , LLC

4900 Linton Blvd., Bay 17A

Delray Beach, FL  33445

IAC PROPERTIES

PLANTATION COMMUNITY PLAZA

ADDENDUM “B”

ADDENDUM to Lease dated the 15th day of August, 2014, between BRP PROPERTIES, A FLORIDA GENERAL PARTNERSHIP,  LANDLORD and BRIGHT MOUNTAIN LLC, A FLORIDA LIMITED LIABILITY CORP., TENANT, covering approximately 2,150 square feet of space in the office building known as BOCARAY PLAZA, located at 4900 LINTON BLVD., BAY 17A, DELRAY BEACH, FL 33445.

NOTWITHSTANDING anything contained herein to the contrary, it is agreed that:

1.

The lease commencement date shall be AUGUST 15, 2014 .

2.

The rent commencement rate shall be OCTOBER 1, 2014.

3.

The lease expiration date shall be SEPTEMBER 30, 2017.

4.

All other terms and conditions shall remain in full force and effect.

5.

The parties hereto have executed this Lease Addendum on the dates specified. If this Lease Addendum  has been filled in, it has been prepared for submission to your attorney for his approval.  No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.

IN WITNESS WHEREOF the parties have respectively signed and sealed this ADDENDUM.

WITNESSES	BRP PROPERTIES, A FLORIDA GENERAL PARTNERSHIP
FEIN COMMERCIAL PROPERTIES LLP BY: Marvin Feinstein, Partner Dated:

WITNESSES	BRIGHT MOUNTAIN LLC A FLORIDA LIMITED LIABILITY CORP.
BY: Annette Casacci, Chief Financial Officer Dated: